                                                                Exhibit 10.11



                            ASSET PURCHASE AGREEMENT
                            ------------------------

        This Asset Purchase Agreement (the "Agreement") is made and entered into this ____ day of April, 1996, to be effective as of January 1, 1995 (the "Effective Date"), by and between Congress Liquors, Inc., a Florida corporation (the "Seller"), and MHK Corp., an Ohio corporation, or its assignee (the "Buyer").

                             BACKGROUND INFORMATION
                             ----------------------

        A. Seller is engaged in the business of retail sales of alcoholic beverages through two cocktail lounges in Florida and one retail package store adjacent to one of the lounges (the "Liquor Business").

        B. The Buyer is a corporation, the shareholders, directors and officers of which are the executive officers of Seller and its ultimate parent, The Wendt-Bristol Health Services Corporation.

        C. The Seller believes that it is not able to sell the Liquor Business at an appropriate price, nor has the Seller been able to operate it profitably; accordingly, Seller has arranged for Buyer to acquire the Liquor Business.

                                   PROVISIONS

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties agree as follows:

        1. PURCHASE AND SALE. Based upon and subject to the terms and conditions of this Agreement, Seller hereby agrees to sell and assign as of the Effective Date and deliver on the Closing Date (as hereinafter defined) to Buyer, and Buyer agrees to acquire and accept as hereinafter provided all the Acquired Assets (as hereinafter defined), free and clear of all liabilities, obligations, security interests, liens and encumbrances except for certain liabilities and obligations to be assumed hereunder and encumbrances in favor of Seller. The conveyance of the Acquired Assets shall be evidenced by Seller's execution and delivery to Buyer of a Warranty Bill of Sale and Assignment in substantially the same form as Exhibit A attached hereto.

        The deliveries evidencing purchase and sale of the Acquired Assets, the consummation of the other transactions contemplated hereby, the payment of the Purchase Price (as hereinafter defined) and the delivery of other agreements, instruments, certificates and other documents required hereby (the "Closing") shall take place at the offices of Schottenstein, Zox & Dunn at a mutually agreed upon date and time (the "Closing Date") but in no event later than April ____, 1996.

        2. DEFINITION OF ACQUIRED ASSETS. As used herein, "Acquired Assets" shall mean the following categories of assets as of the Effective Date:

   (a) EQUIPMENT. All tangible personal property, fixtures, leasehold improvements, equipment, furniture, machines and other equipment and supplies owned by Seller and located at the two business locations of Seller that are identified on Exhibit B along with the trade name of each business location and the trade names "Congress Liquors," "The Duke" and "Plush Pony" and the Florida Alcoholic Beverage License Number (the "Business Locations") that are used by Seller in connection with the Liquor Business (the "Equipment");

   (b) INVENTORY. All inventories of food, liquor and other perishables and goods, goods in transit, supplies and samples used in connection with the Liquor Business (the "Inventory");

   (c) CASH AND ACCOUNTS RECEIVABLE.     All cash, cash equivalents of Seller
       and all trade accounts, notes and other receivables pertaining to or arising out of the Liquor Business, (the "Accounts Receivable");

   (d) PREPAID EXPENSES AND DEPOSITS. All prepaid expenses and deposits with third parties relating to the Liquor Business;

   (e) INSURANCE; WORKERS COMPENSATION; UNEMPLOYMENT COMPENSATION.
       All insurance policies and all workers compensation and unemployment compensation deposits, experience rates and assignments thereof to the extent Buyer elects to take assignment thereof;

   (f) PERMITS, LICENSES AND OTHER ASSETS.    Subject to appropriate
       governmental approvals, all permits, licenses, consents, approvals, registrations and authorizations of governmental authorities held by Seller and all other assets of Seller not specifically referred to in this Section 2 relating to the Liquor Business and used in the conduct thereof specifically including the trade names and the two liquor licenses described on Exhibit B ("Liquor Licenses"); and

   (g) BOOKS AND RECORDS.  All supply and vendor lists and all reports,
       records,  files,  invoices   and   other   instruments and documents or
       copies thereof relating to the Acquired Assets and the Assumed
       Liabilities.

        3.   PURCHASE PRICE.      The total purchase price for the Acquired
Assets (the "Purchase Price") shall be Five Hundred Seventy Four Thousand Nine Hundred Forty-nine Dollars ($574,949.00), which amount shall be evidenced by a promissory note substantially in the form of Exhibit C. At Closing, Buyer shall execute and deliver to Seller a Security Agreement, in the form of Exhibit D granting Seller a security interest in, among other things, the Acquired Assets. Attached as Exhibit E is a schedule computing the Purchase Price as of the Effective Date. At closing, if the Buyer is not MHK Corp., then MHK Corp. shall execute and deliver to Seller a Guaranty and a Blanket Security Agreement, in the form of Exhibits F and G. At closing, MHK Corp. shall cause to be executed and delivered to Seller, as additional collateral, a Mortgage and Assignment of Rents with respect to certain real estate owned by Marvin D. Kantor and Harold T. Kantor.

        4. CONTRACTS ASSUMED AND ASSIGNED. Seller hereby agrees to sell and assign as of the Effective Date and transfer and convey at the Closing to Buyer all of Seller's right, title and interest in, to and under the following contracts and agreements (the "Assigned Agreements"):

   (a) REAL ESTATE LEASES. Seller's leasehold interest in each of the two parcels of real estate for the Business Locations described on Exhibit B ("Real Estate Leases").

   (b) EQUIPMENT LEASES. Seller's leasehold interest in any equipment used in the Liquor Business.

   (c) EQUIPMENT LOANS. Any term loans evidencing indebtedness related to or associated with acquisition of Equipment used in the Liquor Business ("Equipment Loans").

   (d) OTHER AGREEMENTS. Agreements by and between Seller and employees, vendors, customers and other persons.

   (e) SERVICE AGREEMENTS. Any service or maintenance agreements or warranties relating to the Equipment.

        The Assigned Agreements shall be transferred by Seller to Buyer by execution and delivery of a Warranty Bill of Sale and Assignment in substantially the same form as Exhibit A attached hereto. Buyer agrees to be bound by all of the terms, covenants and conditions of Seller under the Assigned Agreements and to keep and perform each and every term, covenant and condition required to be kept and performed by Seller thereunder from and after the Closing. Seller shall indemnify, defend and hold Buyer (and Buyer's shareholders, directors, officers, employees and agents) harmless from and against any and all liabilities or obligations accruing prior to the Effective Date under or in connection with the Assigned Agreements, and Buyer shall indemnify, defend and hold Seller (and Seller's shareholders, directors, officers, employees and agents) harmless from and against any and all liabilities or obligations which arise from the operation of the Liquor Business after the Effective Date under or in connection with the Assigned Agreements.

        Each of Seller and Buyer agree to use their best efforts to obtain the necessary consents and governmental approvals to effect the transfer of the Acquired Assets and the benefits of the Assigned Agreements. The parties recognize that as of the Closing Date such consents and governmental approvals will not have been obtained. In the event that Seller and Buyer are unable to obtain said consents and governmental approvals and such failure materially frustrates the transfer of the Acquired Assets and the benefits of the Assigned Agreements then Seller shall, in an equitable manner, repurchase the Acquired Assets and/or provide similar benefits to those obtainable under the Assigned Agreement, as the case may be.

        5.  LIABILITIES ASSUMED.    Buyer hereby assumes as of the Effective
Date and agrees to pay, perform or discharge the following liabilities and obligations of Seller (the "Assumed Liabilities") and no others, to the extent the same shall not have been discharged on or prior to the Closing Date:

   (a) SPECIFIC LIABILITIES. Those payables relating to the Liquor Business incurred in the ordinary course of business prior to the Effective Date (the "Accounts Payable");

   (b) GENERAL LIABILITIES. Subject to the provisions of Section 5(c), liabilities and obligations of Seller arising from and after the Effective Date under the contracts, leases and agreements to be transferred to Buyer pursuant to Section 4 and under all purchase orders, customer commitments and old quotations or bids made in the ordinary course of the Liquor Business between the date hereof and the Effective Date and not in violation of Seller's covenants herein; and

   (c) EXCLUDED LIABILITIES.  Except as expressly provided in Section 5(a) and
       (b) hereof, Buyer shall not assume or become liable for the payment or performance of obligations, liabilities, debts, contracts or other commitments of Seller of any kind whatsoever, known or unknown, now existing or hereafter arising, fixed or contingent, for all of which Seller shall remain obligated. Without limiting the effect of the foregoing sentence, it is expressly agreed that Buyer shall not assume or become liable for either of the following:

         (i) any product liability, warranty or tort claims with respect to products, goods or services sold by Seller before the Effective Date; or

         (ii) liabilities under the bulk sales act except to the extent that such liabilities result from claims that are Assumed Liabilities.

        6. REPRESENTATIONS OF SELLER. Seller hereby represents and warrants that:

   (a) DUE ORGANIZATION; POWER AND AUTHORITY. Seller is (i) a corporation validly existing and in good standing under the laws of the State of Florida; and (ii) entitled to and has all requisite power and authority and all licenses or permits necessary to own or lease its properties, to carry on the Liquor Business in the manner in which it is now conducted and to consummate the transactions hereby contemplated.

   (b) AUTHORIZATION. This Agreement has been duly authorized, executed and delivered by Seller and, assuming due authorization, execution and delivery by Buyer, constitutes a legal, valid and binding agreement enforceable against Seller in accordance with its terms.

   (c) TITLE TO ASSETS. Seller owns and has good and marketable title to all of the Acquired Assets free and clear of all mortgages, liens, claims, charges, options, pledges, security interests and restrictions and encumbrances of any kind whatsoever, except those in favor of Seller's lender and Buyer or its affiliates.

   (d) TITLE TO LIQUOR LICENSES. Seller owns and has good and marketable title to the two Liquor Licenses identified on Exhibit B free and clear of all mortgages, liens, charges, options, pledges, security interests and restrictions and encumbrances of any kind whatsoever except those in favor of Seller or its affiliates, and no actions or proceedings are pending or, to the best of Seller's knowledge, threatened with regard to revocation of any of the foregoing licenses.

   (e) ACQUIRED ASSETS. The Acquired Assets include all of the assets used by Seller in the Liquor Business. All of the Acquired Assets are located at the business locations set forth on Exhibit B.

   (f) EQUIPMENT. No notice of any violation of any law, statute, ordinance or regulation relating to any Equipment has been received by Seller, except such as have been fully complied with.

        The foregoing representations and warranties will be true and correct on the Closing Date in the same manner and with the same effect as if given on such date.

        7.  REPRESENTATIONS OF BUYER.    Buyer hereby represents and warrants
to Seller as follows:

   (a) DUE ORGANIZATION. Buyer is (i) a corporation validly existing and in good standing under the laws of the State of Ohio; and (ii) entitled to and has all requisite power and authority to consummate the transactions hereby contemplated.

   (b) AUTHORIZATION. This Agreement has been duly authorized, executed and delivered by Buyer and, assuming due authorization, execution and delivery by Seller, constitutes a legal, valid and binding agreement enforceable against Buyer in accordance with its terms.

   (c) EQUIPMENT.  The Equipment is being purchased  "AS IS".

        The foregoing representations and warranties will be true and correct on the Closing Date in the same manner and with the same effect as if given on such date.

        8. ADDITIONAL COVENANTS. The parties hereto also agree as follows:

   (a) EXPENSES. Buyer shall bear its expenses and Seller shall bear its expenses incurred in connection with the transactions contemplated by this Agreement.

   (b) NO WAIVER OR MODIFICATION. The failure, with or without intent, of any party hereto to insist upon performance by any other party of any term or provision of this Agreement in strict conformity with the terms hereof shall not be treated as a waiver of the right of such party to insist upon strict performance or be deemed a modification of any provision hereof.

   (c) REPRESENTATIONS SURVIVE CLOSING. The representations, warranties, covenants and other agreements of Seller contained in this Agreement or in any agreement, instrument or other document required hereby or thereby, shall survive the execution of this Agreement and the Closing of the transactions contemplated hereby.

   (d) FURTHER ASSURANCES. Seller agrees, at any time, and from time to time, after the Closing Date, upon the request of Buyer to do so, to execute, acknowledge and deliver, or to cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances and assurances as may be required for the better assigning, transferring, conveying, and confirming to Buyer or to its successors and assigns, or for the aiding, assisting and reducing to possession any or all of the Acquired Assets or the assignment of the Assigned Agreements as provided herein specifically including all actions necessary for transferring the Liquor Licenses.

   (e) AGREEMENT TO SUBORDINATE. Seller hereby agrees that if Buyer arranges for working capital financing from a financial institution which requires a first lien against any of the Acquired Assets, Seller agrees to sign and deliver a customary form of a subordination agreement in favor of the working capital lender.

9.   INDEMNIFICATION.

   (a) BUYER'S INDEMNIFICATION. It is understood and agreed that Buyer does not assume and shall not be obligated to pay any liabilities of Seller except as set forth in Section 5 of this Agreement. Seller hereby agrees to indemnify and hold Buyer and its successors and assigns harmless against:

       (i) Any and all claims, liabilities and obligations of every kind and description, contingent or otherwise, arising from or related to the ownership of the Acquired Assets, or the operation of the Liquor Business by Seller prior to the Effective Date, including but not limited to, any and all claims, liabilities and obligations arising or required to be performed prior to the Effective Date or which affect the Acquired Assets being transferred hereunder, except those liabilities described in
              Section 5 of this Agreement.

       (ii) Any and all damage or deficiency resulting from any misrepresentations, breach of warranty or nonfulfillment of any agreement on the part of Seller under this Agreement arising out of events occurring prior to or on the Effective Date or from any misrepresentation in or omission from this Agreement or any certificate or other instrument furnished to Buyer pursuant to this Agreement.

       (iii) Any and all actions, suits, proceedings, damages, assessments, judgments, costs and expenses including reasonable attorneys fees incurred by Buyer as a result of Seller's failure or refusal to compromise or defend and to satisfy fully any claims incident to, or to otherwise fail to comply with, the foregoing provisions.

   (b) SELLER'S INDEMNIFICATION. Buyer hereby agrees to indemnify and hold Seller and its successors and assigns harmless against:

       (i) Any and all claims, liabilities and obligations of every kind and description, contingent or otherwise, arising from or related to the ownership of the Acquired Assets, or the operation of the Liquor Business by Buyer on or after the Effective Date.

       (ii) Any and all damage or deficiency resulting from any misrepresentations, breach of warranty or nonfulfillment of any agreement on the part of Buyer under this Agreement arising out of events occurring on or after the Effective Date or from any misrepresentation in or omission from this Agreement or any certificate or other instrument furnished to Seller pursuant to this Agreement.

       (iii) Any and all actions, suits, proceedings, damages, assessments, judgments, costs and expenses including reasonable attorneys fees incurred by Seller as a result of Buyer's failure or refusal to compromise or defend and to satisfy fully any claims incident to, or to otherwise fail to comply with, the foregoing provisions.

   (c) PROCEDURE. For purposes of enforcing Section 9 of this Agreement, the term "indemnitor" shall refer to Seller in respect of Section 9(a) and to Buyer in respect of Section 9(b) , and the term "indemnitee" shall refer to Buyer in respect of Section 9(a) and to Seller in respect of
       Section 9(b). If any claim is asserted against an indemnitee by a third party and the claim is deemed by indemnitee to be covered by its right of indemnification under this Section 9 ("Indemnified Matter"), the following procedures shall apply:

       (i) NOTICE. The indemnitor and indemnitee hereby agree to give each other notice of any claim or liability for any Indemnified Matter promptly upon obtaining knowledge hereof, but the failure to provide such notice shall not affect the indemnitor's obligations hereunder to any indemnitee.

       (ii) DEFENSE. If any action, suit or proceeding is brought against any indemnitee in connection with any Indemnified Matter, the indemnitor may, and at the indemnitee's request shall, at the indemnitor's expense, resist and defend such action, suit or proceeding or cause the same to be resisted or defended by counsel selected by the indemnitor and reasonably acceptable to the indemnitee and, in the event of any failure by the indemnitor to so resist and defend, the indemnitor shall pay all costs and expenses (including, without limitation, attorneys' fees and expenses) incurred by such indemnitee in connection with such action, suit or proceeding.

       (iii) SETTLEMENT AFTER NOTICE. If an indemnitee shall, at its sole option, deem it necessary or desirable, in the conduct of its business, to settle or compromise any claim, demand, suit or other proceeding against it, it may do so after first notifying the indemnitor as provided above, and thereafter permit indemnitor 14 days in which to settle or pay said Indemnified Matter. After the passage of the 14-day period, the indemnitee may pay, settle or compromise said amount in which case indemnitor shall indemnify indemnitee.

        10. TRANSITIONAL MANAGEMENT. The parties contemplate that the Closing shall occur prior to the time that the State of Florida can process the transfer of the Liquor Licenses. Therefore, pending such transfer Seller, for no fee, shall operate the Liquor Business on behalf of, and as agent for, Buyer.

        11. MISCELLANEOUS.

   (a) NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing or by telecopier or other electronic facsimile and shall be deemed to have been duly given or made when delivered by hand, or when deposited in the United States mail, Registered or Certified, Return Receipt Requested, postage prepaid, or, in the case of telecopier or other electronic facsimile notice, when receipt confirmed by sender's electronic facsimile machine, addressed as set forth below, or to such other address as may be hereafter notified by the respective parties hereto:

       To Seller:  Sheldon A. Gold, President
                   The Wendt-Bristol Health Services Corporation
                   Two Nationwide Plaza
                   280 North High Street, Suite 760
                   Columbus, Ohio 43215

       To Buyer:   Marvin D. Kantor, President
                   MHK Corp.
                   1000 Urlin Avenue
                   Columbus, Ohio 43212

   (b) SEVERABILITY OF PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

   (c) ENTIRE AGREEMENT. This Agreement, all schedules and exhibits hereto and all agreements and other information to be delivered by the parties pursuant hereto or referred to herein, represent the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and thereof, supersede all prior negotiations, discussions and undertakings between such parties, and cannot be amended,, supplemented or changed orally, except by an agreement in writing which makes specific reference to this Agreement or the information delivered pursuant hereto, as the case may be, and which is signed by the party against whom enforcement of any such amendment, supplement or modification is sought.

   (d) COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by both of the parties hereto.

   (e) HEADINGS. The descriptive headings of the several sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

   (f) GENDER. Wherever the context so requires, the use of words herein in the masculine, feminine or neuter gender shall be construed to include all of such genders.

   (g) ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

   (h) GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida. Each of Seller and Buyer hereby consent to the jurisdiction of the courts of the State of Florida.

        IN WITNESS WHEREOF, the undersigned have executed this Agreement on the day and year first set forth above.

SELLER:                                 BUYER:

CONGRESS LIQUORS, INC.                  MHK CORP.


By:_________________________            By: ______________________________
   Sheldon A. Gold, President               Marvin D. Kantor, President

                                  EXHIBIT LIST
                                  ------------


Exhibit A - Warranty Bill of Sale and Assignment
- ---------

Exhibit B  - Business Locations
- ---------

                                   EXHIBIT A


                      WARRANTY BILL OF SALE AND ASSIGNMENT
                      ------------------------------------


 This Warranty Bill of Sale and Assignment is made and entered into this ____ day of April, 1996, to be effective as of January 1, 1995 (the "Effective Date") by and between Congress Liquors, Inc., a Florida corporation, (the "Seller"), and MHK Corp., an Ohio corporation (the "Buyer").

                             BACKGROUND INFORMATION
                             ----------------------

 A. The Seller and the Buyer have entered into an Asset Purchase Agreement on the date hereof (the "Agreement"), providing, among other things, for the transfer and sale to the Buyer of the Liquor Business and all of the assets and properties of the Liquor Business of the Seller, all as more fully described in the Agreement.

 B. Pursuant to the terms of the Agreement, the Buyer has agreed to assume only certain specified liabilities of the Seller.

 NOW THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties agree as follows:

                                   PROVISIONS
                                   ----------

 1. DEFINITIONS. Unless otherwise specified herein, all capitalized terms shall have the respective meanings specified in the Agreement.

 2. BILL OF SALE AND ASSIGNMENT. The Seller, in consideration of the mutual covenants and agreements contained in the Agreement and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, does hereby irrevocably and unconditionally sell, transfer, convey, assign and deliver to the Buyer all right, title and interest in and to the Acquired Assets.

 3. CONTRACTS ASSIGNED. Seller hereby sells, assigns, transfers and conveys to Buyer, all of Seller's right, title and interest in, to and under the Assigned Agreements.

 4. INCORPORATION BY REFERENCE. All of the representations, warranties and covenants of the Seller and the indemnification provisions set forth in the Agreement are incorporated herein by reference as if fully restated herein.

 5. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs, successors and assigns and any successors to their respective businesses by merger, consolidation, transfer of assets or otherwise.

 6. MODIFICATION. This instrument may be modified only by a written instrument executed by all of the parties hereto.

 7. GOVERNING LAW. This Agreement shall be governed by and construed, performed and enforced in accordance with the laws of the State of Florida.

 IN WITNESS WHEREOF, the parties hereto have caused this Warranty Bill of Sale and Assignment to be duly executed on the day and year first above written.

SELLER:                                 BUYER:

CONGRESS LIQUORS, INC.                  MHK CORP.


By:_________________________            By: ______________________________
   Sheldon A. Gold, President               Marvin D. Kantor, President

                                   EXHIBIT  B
                                   ----------

                               Business Locations
                               ------------------



Plush Pony
2028 S. Military Trail West Palm Beach, Florida
Liquor License #60-00486

The Duke - lounge and store
902 N. Dixie Highway
Lantana, Florida
Liquor License #60-00364